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                                                                    EXHIBIT 99.1


                              AFC ENTERPRISES, INC.
              INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                                                   PAGE
                                                                                   -----
Pro Forma Consolidated Financial Statements (Unaudited):

Pro Forma Consolidated Balance Sheet as of July 11, 2004.......................    P-3

Pro Forma Consolidated Statement of Operations for the
  Year Ended December 28, 2003.................................................    P-4

Pro Forma Consolidated Statement of Operations for the
   Twenty-Eight Week Period Ended July 11, 2004................................    P-5

Notes to Pro Forma Consolidated Financial Statements...........................    P-6

                             AFC ENTERPRISES, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


         On November 4, 2004, we closed the sale of our Cinnabon, Inc. ("CII") subsidiary to Focus Brands Inc. for $21.0 million in cash, subject to customary closing adjustments. The agreement includes the sale of certain franchise rights for Seattle's Best Coffee, which were retained following the sale of Seattle Coffee to Starbucks Corporation in July 2003. Net proceeds from the sale are estimated at $18.3 million.

         The following unaudited pro forma consolidated financial statements have been prepared to give effect to the sale of CII, which was effective on November 4, 2004. Pursuant to the terms of our 2002 Credit Facility, as amended, $16.5 million of the proceeds from the sale were used to pay down long-term debt.

         The unaudited pro forma consolidated balance sheet has been prepared assuming that the transaction described above was completed on the balance sheet date indicated. The unaudited pro forma consolidated statements of operations have been prepared assuming the transactions described above were completed at the beginning of the indicated periods.

         The pro forma adjustments are based upon available information and contain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not purport to be indicative of AFC's financial condition or the results of operations that would actually have been obtained had such transactions been completed for the periods or as of the dates presented or that may be obtained in the future.

AFC ENTERPRISES,INC.
PRO FORMA BALANCE SHEET
AS OF JULY 11, 2004
(IN MILLIONS)

                                                                                 HISTORICAL                      PRO FORMA
                                                                                    AFC        PRO FORMA            AFC
                                                                               CONSOLIDATED   ADJUSTMENTS(1)    BALANCE SHEET
                                                                               ------------   -----------       -------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents ...........................................       $  5.6           $  1.3           $  6.9
      Accounts and current notes receivable, net ..........................         20.5             (1.6)            18.9
      Prepaid income taxes ................................................          9.6              --               9.6
      Other current assets ................................................         24.3             (2.2)            22.1
                                                                                  ------           ------           ------
              Total current assets ........................................         60.0             (2.5)            57.5
                                                                                  ------           ------           ------
LONG-TERM ASSETS:
      Property and equipment, net .........................................        175.3             (7.3)           168.0
      Goodwill ............................................................         14.7             (4.1)            10.6
      Trademarks and other intangible assets, net .........................         84.2            (23.1)            61.1
      Other long-term assets, net .........................................         14.3             13.5             27.8
                                                                                  ------           ------           ------
              Total long-term assets ......................................        288.5            (21.0)           267.5
                                                                                  ------           ------           ------
              Total assets ................................................       $348.5           $(23.5)          $325.0
                                                                                 =======           ======           ======
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable ....................................................       $ 42.0           $ (1.7)          $ 40.3
      Accrued liabilities .................................................         18.6             (1.2)            17.4
      Current debt maturities .............................................         10.8               --             10.8
                                                                                  ------           ------           ------
              Total current liabilities ...................................         71.4             (2.9)            68.5
                                                                                  ------           ------           ------
LONG-TERM LIABILITIES:
      Long-term debt ......................................................         99.6            (16.5)            83.1
      Deferred credits and other long-term liabilities ....................         50.3            (11.8)            38.5
                                                                                  ------           ------           ------
              Total long-term liabilities .................................        149.9            (28.3)           121.6
                                                                                  ------           ------           ------
SHAREHOLDERS' EQUITY:
      Common stock ........................................................          0.3              --               0.3
      Capital in excess of par value ......................................        152.6              --             152.6
      Notes receivable from officers, including accrued interest ..........         (1.4)             --              (1.4)
      Accumulated losses ..................................................        (24.3)             7.7            (16.6)
                                                                                  ------           ------           ------
              Total shareholders' equity ..................................        127.2              7.7            134.9
                                                                                  ------           ------           ------

              Total liabilities and shareholders' equity ..................      $ 348.5           $(23.5)          $325.0
                                                                                 =======           ======           ======

See accompanying notes to pro forma financial statements.

AFC ENTERPRISES, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 28, 2003
(IN MILLIONS)

                                                                                                  ADJUSTMENTS
                                                                                        ----------------------------
                                                                                                                           AFC
                                                                       HISTORICAL        HISTORICAL                      PRO FORMA
                                                                           AFC             CINNABON       PRO FORMA     STATEMENT OF
                                                                       CONSOLIDATED     CONSOLIDATED (2) ADJUSTMENTS    OPERATIONS
                                                                       ------------     ------------     ----------     ------------
REVENUES:
  Sales by company-operated restaurants .........................        $ 323.4         $ (31.1)         $   --         $ 292.3
  Franchise revenues ............................................          114.3           (11.9)             --           102.4
  Other revenues ................................................           21.6            (5.7)             --            15.9
                                                                         -------         -------          ------         -------
      Total revenues ............................................          459.3           (48.7)             --           410.6
                                                                         -------         -------          ------         -------
EXPENSES:
  Restaurant employee, occupancy and other expenses .............          169.6           (21.8)             --           147.8
  Restaurant food, beverages and packaging ......................           94.9            (6.9)             --            88.0
  General and administrative expenses ...........................          107.3           (14.2)             --            93.1
  Depreciation and amortization .................................           23.0            (2.0)             --            21.0
  Impairment charges and other ..................................           63.9           (30.7)             --            33.2
                                                                         -------         -------          ------         -------
      Total expenses ............................................          458.7           (75.6)             --           383.1
                                                                         -------         -------          ------         -------
OPERATING PROFIT ................................................            0.6            26.9              --            27.5
  Interest expense, net .........................................            7.1            (0.1)           (0.6) (3)        6.4
                                                                         -------         -------          ------         -------
(LOSS) INCOME BEFORE INCOME TAXES ...............................           (6.5)           27.0             0.6            21.1
  Income tax (benefit) expense ..................................           (0.5)            7.2             0.1  (4)        6.8
                                                                         -------         -------          ------         -------
NET (LOSS) INCOME FROM CONTINUING OPERATIONS ....................        $  (6.0)        $  19.8         $   0.5         $  14.3
                                                                         =======         =======         =======         =======
BASIC EARNINGS (LOSS) PER SHARE:
  Net (loss) income from continuing operations ..................        $ (0.22)                                        $  0.51
                                                                         =======                                         =======
DILUTED EARNINGS (LOSS) PER SHARE:
  Net (loss) income from continuing operations ..................        $ (0.22)                                        $  0.50
                                                                         =======                                         =======

See accompanying notes to pro forma financial statements.

AFC ENTERPRISES, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWENTY-EIGHT WEEKS ENDED JULY 11, 2004
(IN MILLIONS)


                                                                             ADJUSTMENTS
                                                                        --------------------------
                                                                                                            AFC
                                                          HISTORICAL     HISTORICAL                      PRO FORMA
                                                             AFC          CINNABON       PRO FORMA       STATEMENT OF
                                                         CONSOLIDATED   CONSOLIDATED(5) ADJUSTMENTS      OPERATIONS
                                                         ------------   ------------    -----------      ------------
REVENUES:
  Sales by company-operated restaurants ...........        $ 183.4        $ (14.9)       $    --           $ 168.5
  Franchise revenues ..............................           62.1           (5.8)            --              56.3
  Other revenues ..................................           10.9           (2.6)            --               8.3
                                                           -------        -------        -------         ---------
      Total revenues ..............................          256.4          (23.3)            --             233.1
                                                           -------        -------        -------         ---------

EXPENSES:
  Restaurant employee, occupancy and other expenses           97.6          (10.9)            --              86.7
  Restaurant food, beverages and packaging ........           55.5           (3.3)            --              52.2
  General and administrative expenses .............           62.2           (9.1)            --              53.1
  Depreciation and amortization ...................           13.2           (1.0)            --              12.2
  Impairment charges and other ....................            1.2            0.1             --               1.3
                                                           -------        -------        -------         ---------
      Total expenses ..............................          229.7          (24.2)            --             205.5
                                                           -------        -------        -------         ---------

OPERATING PROFIT ..................................           26.7            0.9             --              27.6
  Interest expense, net ...........................            3.5           (0.1)          (0.4) (3)          3.0
                                                           -------        -------        -------         ---------


(LOSS) INCOME BEFORE INCOME TAXES .................           23.2            1.0            0.4              24.6
  Income tax expense ..............................            8.8            0.4            0.1 (4)           9.3
                                                           -------        -------        -------           -------

NET (LOSS) INCOME FROM CONTINUING OPERATIONS ......        $  14.4        $   0.6        $   0.3           $  15.3
                                                           =======        =======        =======           =======

BASIC EARNINGS PER SHARE:
  Net income from continuing operations ...........        $  0.51                                         $  0.54
                                                           =======                                         =======
DILUTED EARNINGS PER SHARE:
  Net income from continuing operations ...........        $  0.50                                         $  0.53
                                                           =======                                         =======

See accompanying notes to pro forma financial statements.

                              AFC ENTERPRISES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         BASIS OF PRESENTATION. The pro forma consolidated balance sheet has been prepared assuming that the CII disposition and related use of proceeds was completed on the date of the indicated period. The pro forma statements of operations have been prepared assuming that the transaction described above was completed at the beginning of the indicated periods. The following notes describe the adjustments made to the historical financial statements:

         (1) To record the pro forma sale of CII as of July 11, 2004, including the elimination of the assets sold and liabilities assumed, to reflect the receipt of the sale proceeds, the use of such proceeds to pay down long-term debt and the reflection of a deferred tax asset of $13.5 million resulting from the capital loss incurred on the sale.

         (2) To eliminate CII's historical operations and associated losses for the fiscal year ended December 28, 2003.

         (3) To reflect the reduction of interest expense in the statement of operations resulting from the pay down of AFC's long-term debt with the proceeds received from the sale of CII.

         (4) To adjust income tax expense in the statement of operations for the impact of pro forma adjustments.

         (5) To eliminate CII's historical operations and associated losses for the twenty-eight week period ended July 11, 2004.